UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported) July 23, 2003


                            BTU INTERNATIONAL, INC.
             (Exact name of registrant as specified in its chapter)


          DELAWARE                      0-17297               04-2781248
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation                File Number)        Identification No.)

 23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS                   01862
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (978) 667-4111


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.


(C) The following exhibits are being furnished herewith:.

99.1 News release, dated July 22, 2003, of BTU International, Inc.



ITEM 9.     Regulation FD Disclosure (Information provided under Item 12
            - Results of Operations and Financial Condition).

The following information is being provided under Item12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

On July 22, 2003, BTU International Inc. issued a news release to report its  financial  results for the  quarter  ended June 29,  2003.  The Company has
included  loss  from  operations  before   restructuring  and  the  accompanying
reconciliation because the restructuring charge, which consists exclusively of severance obligations, do not relate to the ongoing operations of the business. The release is furnished as Exhibit 99.1 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BTU INTERNATIONAL, INC.
                                                (Registrant)

Date :   July 23, 2003               By: /s/ Thomas P. Kealy
                                         -------------------
                                     Thomas P. Kealy
                                     Vice President, Corporate Controller and
                                     Chief Accounting Officer (principal
                                     financial and accounting officer)

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
-------           ----------------------
99.1              News release, dated June 29, 2003, of BTU International, Inc.